                                                                    EXHIBIT 99.2

                          CKS STOCK OPTION AGREEMENT

  THIS CKS STOCK OPTION AGREEMENT dated as of September 1, 1998 (the "Agreement") is entered into by and between USWeb Corporation, a Delaware corporation ("USWeb"), and CKS Group, Inc., a Delaware corporation ("CKS").

                                   RECITALS

  Concurrently with the execution and delivery of this Agreement, CKS, USWeb and USWeb Acquisition Corporation 134, a Delaware corporation and a wholly owned subsidiary of USWeb ("Merger Sub"), are entering into an Agreement and Plan of Reorganization (the "Merger Agreement"), which provides that, among other things, upon the terms and subject to the conditions thereof, Merger Sub will be merged with and into CKS (the "Merger") with CKS continuing as the surviving corporation and as a wholly owned subsidiary of USWeb.

  As a condition and inducement to USWeb's willingness to enter into the Merger Agreement, USWeb has required that CKS agree, and CKS has so agreed, to grant to USWeb an option to acquire shares of CKS Common Stock, par value $0.001 per share ("CKS Common Stock") upon the terms and subject to the conditions set forth herein.

                                   AGREEMENT

  NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements set forth herein and in the Merger Agreement and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

  1. Grant of Option

  On the terms and subject to the conditions set forth in this Agreement, CKS hereby grants to USWeb an irrevocable option (the "Option") to acquire a number of the authorized but unissued shares of CKS Common Stock (the "Option Shares") equal to 19.9% of the number of shares of CKS Common Stock issued and outstanding on the date the Option is first exercised for any Option Shares, in the manner set forth below, at a price per share equal to the lower of (i) the Exchange Ratio (as defined in the Merger Agreement) times closing price of USWeb Common Stock on the last trading day before the date of this Agreement or (ii) the average closing price of CKS Common Stock on the five trading days immediately prior to the first public announcement or disclosure of a CKS Alternative Proposal (as defined in the Merger Agreement) (the "Exercise Price"), payable in cash. Capitalized terms used in this Agreement but not defined herein shall have the meanings ascribed thereto in the Merger Agreement.

  2. Exercise of Option

  The Option may only be exercised by USWeb, in whole or in part, at any time or from time to time, from and after (i) the commencement of a tender or exchange offer for 25% or more of any class of CKS's capital stock, or (ii) the failure to obtain the required vote of CKS stockholders for approval of the Merger and approval and adoption of the Merger Agreement upon a vote taken at a meeting of CKS stockholders duly convened therefor (or at any adjournment thereof) if at the time of such failure a CKS Alternative Proposal (as defined in the Merger Agreement) shall have been publicly announced or otherwise publicly disclosed, or (iii) the occurrence of any of the events specified in Sections 7.1(f) or 7.1(h) of the Merger Agreement (any of the events specified in clauses (i), (ii) and (iii) of this sentence being referred to herein as an "Exercise Event"). In the event USWeb wishes to exercise the Option, USWeb shall deliver to CKS a

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written notice (an "Exercise Notice") specifying the total number of Option
Shares it wishes to acquire. Each closing of a purchase of Option Shares hereunder (a "Closing") shall occur on a date and at a time designated by USWeb in an Exercise Notice delivered to CKS at least five (5) business days prior to the date of such Closing, which Closing shall be held at the offices of counsel to USWeb. The Option shall terminate upon the earliest to occur of
(i) the Effective Time, (ii) sixty (60) days following the termination of the Merger Agreement pursuant to Article VII thereof, if an Exercise Event shall have occurred on or prior to the date of such termination, (iii) the date on which the Merger Agreement is terminated pursuant to Article VII thereof if an Exercise Event shall not have occurred on or prior to such date, and (iv) the termination of the Merger Agreement pursuant to Section 7.1(a) or 7.1(c) thereof; provided, however, with respect to the preceding clause (ii) of this sentence, that if the Option cannot be exercised by reason of any applicable government order or because the waiting period related to the issuance of the Option Shares under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), if applicable, shall not have expired or been terminated, then the Option shall not terminate until the tenth business day after such impediment to exercise shall have been removed or shall have become final and not subject to appeal. Notwithstanding the foregoing, but subject to the further limitations set forth in Section 7(a), (i) the Option may not be exercised if USWeb is in breach in any material respect of any of its covenants or agreements contained in the Merger Agreement; and (ii) in the event USWeb receives more than an aggregate of (x) eighteen million dollars ($18,000,000) plus (y) the Exercise Price multiplied by the Number of Option Shares purchased by USWeb pursuant to the Option minus (z) any amounts paid to USWeb by CKS pursuant to Section 7.3(b) of the Merger Agreement, in connection with a sale or other disposition of the Option Shares, all proceeds in excess of such amount shall be remitted to CKS.

  3. Conditions to Closing

  The obligation of CKS to issue the Option Shares to USWeb hereunder is subject to the conditions that (a) any waiting period under the HSR Act applicable to the issuance of the Option Shares hereunder shall have expired or been terminated; (b) all consents, approvals, orders or authorizations of, or registrations, declarations or filings with, any federal, state or local administrative agency or commission or other federal state or local governmental authority or instrumentality, if any, required in connection with the issuance of the Option Shares hereunder shall have been obtained or made, as the case may be; and (c) no preliminary or permanent injunction or other order by any court of competent jurisdiction prohibiting or otherwise restraining such issuance shall be in effect.

  4. Closing

  At any Closing, (a) CKS shall deliver to USWeb a single certificate in definitive form representing the number of Option Shares designated by USWeb in its Exercise Notice, such certificate to be registered in the name of USWeb and to bear the legend set forth in Section 11 hereof, and (b) USWeb shall pay to CKS the aggregate purchase price for the Option Shares so designated and being purchased by wire transfer of immediately available funds or by delivery of a certified check or bank check. At any Closing at which USWeb is exercising the Option in part, USWeb shall present and surrender this Agreement to CKS, and CKS shall deliver to USWeb an executed new agreement with the same terms as this Agreement evidencing the right to purchase the balance of the Option Shares purchasable hereunder.

  5. Representations and Warranties of CKS

  CKS represents and warrants to USWeb that (a) CKS is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder; (b) the execution and delivery of this Agreement by CKS and consummation by CKS of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of CKS and no other corporate proceedings on the part of CKS are necessary to authorize this Agreement or any of the transactions contemplated hereby; (c) this Agreement has been duly executed and delivered by CKS and constitutes a legal, valid and binding

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obligation of CKS and, assuming this Agreement constitutes a legal, valid and binding obligation of USWeb, is enforceable against CKS in accordance with its terms, except as enforceability may be limited by bankruptcy and other laws affecting the rights and remedies of creditors generally and general principles of equity; (d) except for any filings as may be required under the HSR Act and foreign antitrust or similar laws, CKS has taken all necessary corporate and other action to authorize and reserve for issuance and to permit it to issue upon exercise of the Option, and at all times from the date hereof until the termination of the Option will have reserved for issuance, a sufficient number of unissued Option Shares for USWeb to exercise the Option in full and will take all necessary corporate or other action to authorize and reserve for issuance all additional Option Shares or other securities which may be issuable pursuant to Section 10 upon exercise of the Option, all of which, upon their issuance and delivery in accordance with the terms of this Agreement, will be validly issued, fully paid and nonassessable; (e) upon delivery of the Option Shares and any other securities to USWeb upon exercise of the Option, USWeb will acquire such Option Shares or other securities free and clear of all material claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever, excluding those imposed by USWeb;
(f) the execution and delivery of this Agreement by CKS does not, and the performance of this Agreement by CKS will not, (i) violate the Certificate of Incorporation or Bylaws of CKS, (ii) conflict with or violate any order applicable to CKS or any of its subsidiaries or by which they or any of their property is bound or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give rise to any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the property or assets of CKS or any of its subsidiaries pursuant to, any contract or agreement to which CKS or any of its subsidiaries is a party or by which CKS or any of its subsidiaries or any of their property is bound, except, in the case of clauses (ii) and (iii) above, for violations, conflicts, breaches, defaults, rights of termination, amendment, acceleration or cancellation, liens or encumbrances which would not, individually or in the aggregate, have a Material Adverse Effect on CKS; and (g) the execution and delivery of this Agreement by CKS does not, and the performance of this Agreement by CKS will not, require any consent, approval, authorization or permit of, or filing with, or notification to, any Governmental Entity except as may be required pursuant to the HSR Act, foreign antitrust or similar laws, and Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

  6. Representations and Warranties of USWeb

  USWeb represents and warrants to CKS that (a) USWeb is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and has the corporate power and authority to enter into this Agreement and to carry out its obligations hereunder; (b) the execution and delivery of this Agreement by USWeb and the consummation by USWeb of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of USWeb and no other corporate proceedings on the part of USWeb are necessary to authorize this Agreement or any of the transactions contemplated hereby; (c) this Agreement has been duly executed and delivered by USWeb and constitutes a legal, valid and binding obligation of USWeb and, assuming this Agreement constitutes a legal, valid and binding obligation of CKS, is enforceable against USWeb in accordance with its terms, except as enforceability may be limited by bankruptcy and other laws affecting the rights and remedies of creditors generally and general principles of equity; (d) the execution and delivery of this Agreement by USWeb do not, and the performance of this Agreement by USWeb will not, (i) violate the Certificate of Incorporation or Bylaws of USWeb, (ii) conflict with or violate any order applicable to USWeb or any of its subsidiaries or by which they or any of their property is bound or (iii) result in any breach of or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give rise to any right of termination, amendment, acceleration or cancellation of, or result in the creation of a lien or encumbrance on any of the property or assets of USWeb or any of its subsidiaries pursuant to, any contract or agreement to which USWeb or any of its subsidiaries is a party or by which USWeb or any of its subsidiaries or any of their property is bound, except, in the case of clauses (ii) and (iii) above, for violations, conflicts, breaches, defaults, rights of termination, amendment, acceleration or cancellation, liens or encumbrances which would not, individually or in the aggregate, have a Material Adverse Effect on USWeb; (e) the execution and delivery of

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this Agreement by USWeb does not, and the performance of this Agreement by
USWeb will not, require any consent, approval, authorization or permit of, or filing with or notification to, any Governmental Entity except as may be required pursuant to the HSR Act, foreign antitrust or similar laws, and
Section 13(d) of the Exchange Act; and (f) any Option Shares acquired upon exercise of the Option will not be acquired by USWeb with a view to the public distribution thereof and USWeb will not sell or otherwise dispose of such shares in violation of applicable law or this Agreement.

  7. Certain Rights

  (a) Put. At the request of USWeb at any time during the period during which the Option is exercisable pursuant to Section 2, provided that an event specified in Sections 7.1(f) or 7.1(h) of the Merger Agreement shall have occurred and the CKS Termination Fee (as defined in the Merger Agreement) has become payable pursuant to Section 7.3(b) of the Merger Agreement (the "Purchase Period"), CKS (or any successor entity thereof) shall purchase from USWeb the Option Shares, if any, acquired by USWeb pursuant to this Agreement, at a price equal to the sum of (i) the Exercise Price paid by USWeb for the Option Shares acquired pursuant to the Option plus (ii) the difference between the "Market Price" for such Option Shares as of the date USWeb gives notice of its intent to exercise its rights under this Section 7(a) and such Exercise Price (but only if the Market Price is greater than the Exercise Price), multiplied by the number of Option Shares so purchased. Notwithstanding any other provision of this Agreement, CKS shall not be required pursuant to this
Section 7 to pay USWeb any amount in excess of an aggregate of (x) twelve million dollars ($12,000,000) plus (y) the Exercise Price paid by USWeb for the Option Shares acquired pursuant to the Option minus (z) any amounts paid to USWeb by CKS pursuant to Sections 7.3(b) of the Merger Agreement. For purpose of this Section 7(a), "Market Price" means the average closing sale price of CKS Common Stock on the Nasdaq National Market during the five (5) trading days ending on the trading day immediately preceding such date).

  (b) Payment and Redelivery of Option or Shares. In the event USWeb exercises its rights under Section 7(a), CKS shall, within ten (10) business days after USWeb delivers notice pursuant to Section 7(a) (which notice may be delivered prior to consummation of the exercise of the Option), pay the required amount to USWeb in immediately available funds and USWeb shall surrender to CKS the certificates evidencing the Option Shares purchased by USWeb pursuant thereto, and USWeb shall represent and warrant that such shares are then free and clear of all claims, liens, charges, encumbrances and security interests of any kind or nature whatsoever.

  8. Certain Restrictions

  (a) Restrictions on Transfer. Prior to the fifth anniversary of the date hereof (the "Expiration Date"), USWeb shall not directly or indirectly, by operation of law or otherwise, sell, assign, pledge, or otherwise dispose of or transfer any shares of capital stock of CKS acquired by USWeb pursuant to this Agreement, ("Restricted Shares"), other than (i) pursuant to Section 7 or
(ii) in accordance with Sections 8(b) or 9.

  (b) Permitted Sales. Following the termination of the Merger Agreement, USWeb shall be permitted to sell any Restricted Shares beneficially owned by it if such sale is made (i) pursuant to a tender or exchange offer or other business combination transaction that has been approved or recommended, or otherwise determined to be fair to and in the best interests of the holders of CKS Common Stock, by a majority of the members of the Board of Directors of CKS, or (ii) subject to Section 8(c) or (d) as the case may be, to a person who, immediately following such sale, would beneficially own (within the meaning of Rule 13d-3 promulgated under the Exchange Act), either alone or as part of a "group" (as used in Rule 13d-5 under the Exchange Act), not more than ten percent (10%) of CKS's outstanding voting securities, which person is a passive institutional investor who would be eligible under Rule 13d-1(b)(1) under the Exchange Act to report such holdings of Restricted Shares on
Schedule 13G under the Exchange Act.

  (c) CKS's Right of First Refusal. At any time after the first occurrence of a Exercise Event and prior to the Expiration Date, if USWeb shall desire to sell, assign, transfer or otherwise dispose of all or any of the

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Option Shares acquired pursuant to this Agreement, it shall give CKS written notice of the proposed transaction (an "USWeb Offer Notice"), identifying the proposed transferee, accompanied by a copy of a binding offer to purchase such shares or other securities signed by such transferee and setting forth the terms of the proposed transaction. A USWeb Offer Notice shall be deemed an offer by USWeb to CKS, which may be accepted within five (5) business days of the receipt of such USWeb Offer Notice, on the same terms and conditions and at the same price at which USWeb is proposing to transfer such shares or other securities to such transferee. The purchase of any such shares or other securities by CKS shall be settled within five (5) business days of the date of the acceptance of the offer and the purchase price shall be paid to USWeb in immediately available funds. In the event of the failure or refusal of CKS to purchase all the shares or other securities covered by a USWeb Offer Notice, USWeb may sell all, but not less than all, of such shares or other securities to the proposed transferee at no less than the price specified and on terms no more favorable to the transferee than those set forth in the USWeb Offer Notice as long as such sale is completed within ninety (90) days of the receipt by CKS of the applicable USWeb Offer Notice; provided that the provisions of this sentence shall not limit the rights USWeb may otherwise have in the event CKS has accepted the offer contained in the USWeb Offer Notice and wrongfully refuses to purchase the shares or other securities subject thereto.

  (d) Additional Restrictions. Prior to any permitted sales of any Restricted Shares under Section 8(b)(ii), the holder thereof shall give written notice to the issuer of such Restricted Shares of its intention to effect such transfer. Each such notice shall describe the manner of the proposed transfer and, if requested by the issuer of such Restricted Shares, shall be accompanied by an opinion of counsel satisfactory to such issuer (it being agreed that each of Gray Cary Ware & Freidenrich LLP, and Wilson Sonsini Goodrich & Rosati, Professional Corporation, shall be satisfactory) to the effect that such sale may be effected without registration under the Securities Act and any applicable state securities laws. Each certificate for Restricted Shares transferred as above provided shall bear the legend set forth in Section 11, except that such certificate shall not bear such legend if (i) such transfer is in accordance with the provisions of Rule 144 (or any other rule permitting public sale without registration under the Securities Act) or (ii) the opinion of counsel referred to above is to the further effect that the transferee and any subsequent transferee would be entitled to transfer such securities in a public sale without registration under the Securities Act and any applicable state securities laws. The restrictions provided for in this Section 8(d) shall not apply to securities which are not required to bear the legend prescribed by Section 11 in accordance with the provisions of this Agreement. The foregoing restrictions on transferability shall terminate as to any particular shares when such shares shall have been effectively registered under the Securities Act and any applicable state securities laws and sold or otherwise disposed of in accordance with the registration statement covering such shares.

  (e) Voting of Shares. Following the date hereof and prior to the Expiration Date, USWeb (i) shall vote all Restricted Shares, on each matter submitted to a vote of the stockholders of CKS, for and against such matter in the same proportion as all other shares of the same class of capital stock of CKS are voted (whether by proxy or otherwise) for and against such matter, and (ii) shall execute written consents with respect to the Restricted Shares in the same proportion as written consents are executed by other holders of such class of capital stock of CKS. Before acquiring any Restricted Shares hereunder, USWeb shall execute and deliver a proxy to CKS authorizing CKS to vote and execute written consents with respect to all Restricted Shares held by USWeb in accordance with the provisions of this paragraph.

  9. Registration Rights

  (a) Following the termination of the Merger Agreement, USWeb may by written notice (a "Registration Notice") to CKS request CKS to register under the Securities Act all or any part of the shares acquired by USWeb pursuant to this Agreement (the "Registrable Securities") in order to permit the sale or other disposition of such shares pursuant to a bona fide firm commitment underwritten public offering in which USWeb and the underwriters shall effect as wide a distribution of such Registrable Securities as is reasonably practicable and shall use reasonable efforts to prevent any person or group from purchasing through such offering shares representing more than 1% of the outstanding shares of Common Stock of CKS

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on a fully diluted basis; provided, however, that any such Registration Notice must relate to a number of shares equal to at least 2% of the outstanding shares of Common Stock of CKS on a fully diluted basis and that any rights to require registration hereunder shall terminate with respect to any shares that may be sold pursuant to Rule 144(k) under the Securities Act.

  (b) CKS shall use commercially reasonable best efforts to effect, as promptly as practicable, the registration under the Securities Act of the Registrable Securities; provided, however, that (i) USWeb shall not be entitled to more than an aggregate of two effective registration statements hereunder and (ii) CKS will not be required to file any such registration statement during any period of time (not to exceed 40 days after a Registration Notice in the case of clause (A) below or 90 days after a Registration Notice in the case of clauses (B) and (C) below) when (A) CKS is in possession of material non-public information which it reasonably believes would be detrimental to be disclosed at such time and, in the written opinion of counsel to CKS, such information would have to be disclosed if a registration statement were filed at that time; (B) CKS is required under the Securities Act to include audited financial statements for any period in such registration statement and such financial statements are not yet available for inclusion in such registration statement; or (C) CKS determines, in its reasonable judgment, that such registration would interfere with any financing, acquisition or other material transaction involving CKS. If consummation of the sale of any Registrable Securities pursuant to a registration hereunder does not occur within 180 days after the filing with the SEC of the initial registration statement therefor, the provisions of this
Section 9 shall again be applicable to any proposed registration, it being understood that USWeb shall not be entitled to more than an aggregate of two effective registration statements hereunder. CKS shall use commercially reasonable best efforts to cause any Registrable Securities registered pursuant to this Section 9 to be qualified for sale under the securities or blue sky laws of such jurisdictions as USWeb may reasonably request and shall continue such registration or qualification in effect in such jurisdictions; provided, however, that CKS shall not be required to qualify to do business in, or consent to general service of process in, any jurisdiction by reason of this provision.

  (c) The registration rights set forth in this Section 9 are subject to the condition that USWeb shall provide CKS with such information with respect to USWeb's Registrable Securities, the plan for distribution thereof, and such other information with respect to USWeb as, in the reasonable judgment of counsel for CKS, is necessary to enable CKS to include in a registration statement all material facts required to be disclosed with respect to a registration thereunder.

  (d) A registration effected under this Section 9 shall be effected at CKS's expense, except for underwriting discounts and commissions and the fees and expenses of counsel to USWeb, and CKS shall provide to the underwriters such documentation (including certificates, opinions of counsel and "comfort" letters from auditors) as are customary in connection with underwritten public offerings and as such underwriters may reasonably require. In connection with any registration, the parties agree (i) to indemnify each other and the underwriters in the customary manner and (ii) to enter into an underwriting agreement in form and substance customary for transactions of this type with the underwriters participating in such offering.

  10. Adjustment Upon Changes in Capitalization

  In the event of any change in the Option Shares by reason of stock dividends, split-ups, mergers (other than the Merger), recapitalizations, combinations, exchanges of shares and the like, the type and number of shares or securities subject to the Option, the Exercise Price shall be adjusted appropriately, and proper provision shall be made in the agreements governing such transaction so that USWeb shall receive, upon exercise of the Option, the number and class of shares or other securities or property that USWeb would have received in respect of the Option Shares if the Option had been exercised immediately prior to such event or the record date therefor, as applicable.

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  11. Restrictive Legends

  Each certificate representing Option Shares issued to USWeb hereunder shall include a legend in substantially the following form:

  THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY BE REOFFERED OR SOLD ONLY IF SO REGISTERED OR IF AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE. SUCH SECURITIES ARE ALSO SUBJECT TO ADDITIONAL RESTRICTIONS ON TRANSFER AS SET FORTH IN THE STOCK OPTION AGREEMENT DATED AS OF AUGUST 31, 1998, A COPY OF WHICH MAY BE OBTAINED FROM CKS CORPORATION.

  12. Listing and HSR Filing

  CKS, upon the request of USWeb, shall promptly file an application to list the Option Shares to be acquired upon exercise of the Option for quotation on the Nasdaq National Market and shall use its best efforts to obtain approval of such listing as soon as practicable. Promptly after the date such a filing is permitted to be made, each of the parties hereto shall file with the Federal Trade Commission and the Antitrust Division of the United States Department of Justice all required premerger notification and report forms and other documents and exhibits required to be filed under the HSR Act, if any, to permit the acquisition of the Option Shares subject to the Option at the earliest possible date.

  13. Binding Effect

  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. Nothing contained in this Agreement, express or implied, is intended to confer upon any person other than the parties hereto and their respective successors and permitted assigns any rights or remedies of any nature whatsoever by reason of this Agreement. Any shares sold by a party in compliance with the provisions of Section 9 shall, upon consummation of such sale, be free of the restrictions imposed with respect to such shares by this Agreement and any transferee of such shares shall not be entitled to the rights of such party. Certificates representing shares sold in a registered public offering pursuant to Section 9 shall not be required to bear the legend set forth in Section 11.

  14. Specific Performance

  The parties recognize and agree that if for any reason any of the provisions of this Agreement are not performed in accordance with their specific terms or are otherwise breached, immediate and irreparable harm or injury would be caused for which money damages would not be an adequate remedy. Accordingly, each party agrees that in addition to other remedies the other party shall be entitled to an injunction restraining any violation or threatened violation of the provisions of this Agreement. In the event that any action shall be brought in equity to enforce the provisions of the Agreement, neither party will allege, and each party hereby waives the defense, that there is an adequate remedy at law.

  15. Entire Agreement

  This Agreement and the Merger Agreement (including the appendices thereto) constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all other prior agreements and understandings, both written and oral, between the parties with respect to the subject matter hereof.

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  16. Further Assurances

  Each party will execute and deliver all such further documents and instruments and take all such further action as may be necessary in order to constitute the transactions contemplated hereby.

  17. Validity

  The invalidity or unenforceability of any provision of this Agreement shall not affect the validity or enforceability of the other provisions of this Agreement, which shall remain in full force and effect. In the event any Governmental Entity of competent jurisdiction holds any provision of this Agreement to be null, void or unenforceable, the parties hereto shall negotiate in good faith and shall execute and deliver an amendment to this Agreement in order, as nearly as possible, to effectuate, to the extent permitted by law, the intent of the parties hereto with respect to such provision.

  18. Notices

  All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally or by commercial delivery service, or sent via telecopy (receipt confirmed) to the parties at the following addresses or telecopy numbers (or at such other address or telecopy numbers for a party as shall be specified by like notice):

  (a) if to USWeb, to:

    USWeb Corporation
    2880 Lakeside Drive, Suite 300
    Santa Clara, CA 95054
    Attention: Chief Financial Officer
    Telephone No.: (408) 989-3200
    Telecopy No.: (408) 987-3240

    with a copy at the same address to the
    attention of the General Counsel, and
    with a copy to:

    Wilson Sonsini Goodrich & Rosati, Professional Corporation
    650 Page Mill Road
    Palo Alto, California 94304-1050
    Attention: Mark Bonham
    Telephone No. (650) 493-9300
    Telecopy No.: (650) 493-6811

  (b) if to CKS, to:

    CKS Group, Inc.
    10441 Bandley Drive
    Cupertino, CA 95014
    Attention: Chief Financial Officer
    Telephone No.: (40) 366-5100
    Telecopy No.: (408) 366-5120

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    with a copy at the same address to the
    attention of the General Counsel, and
    with a copy to:

    Gray Cary Ware & Freidenrich LLP
    400 Hamilton Ave.
    Palo Alto, CA 94034
    Attention: Rod J. Howard
    Telephone No.: 650-833-2496
    Telecopy No.: 650-327-3699

  19. Governing Law

  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware applicable to agreements made and to be performed entirely within such State.

  20. Counterparts

  This Agreement may be executed in two counterparts, each of which shall be deemed to be an original, but both of which, taken together, shall constitute one and the same instrument.

  21. Expenses

  Except as otherwise expressly provided herein or in the Merger Agreement, all costs and expenses incurred in connection with the transactions contemplated by this Agreement shall be paid by the party incurring such expenses.

  22. Amendments; Waiver

  This Agreement may be amended by the parties hereto and the terms and conditions hereof may be waived only by an instrument in writing signed on behalf of each of the parties hereto, or, in the case of a waiver, by an instrument signed on behalf of the party waiving compliance.

  23. Assignment

  Neither of the parties hereto may sell, transfer, assign or otherwise dispose of any of its rights or obligations under this Agreement or the Option created hereunder to any other person, without the express written consent of the other party, except that USWeb may assign its rights and obligations hereunder to Merger Sub.

                    [Remainder of Page Intentionally Blank]

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective duly authorized officers as of the date first above written.

                                          USWEB CORPORATION

                                                   /s/ Carolyn V. Aver
                                          By: _________________________________
                                          Name: Carolyn V. Aver
                                          Title: Executive Vice President and
                                               Chief Financial Officer

                                          CKS GROUP, INC.

                                                   /s/ Mark D. Kvamme
                                          By: _________________________________
                                          Name: Mark D. Kvamme
                                          Title: Chief Executive Officer and
                                               Chairman of the Board

                          *CKS STOCK OPTION AGREEMENT*

                                      A-10